FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

This FIRST AMENDMENT (the “Amendment”) to the Amended and Restated Revolving Loan Agreement, dated as of June 21, 2019 (as amended to date, the “Agreement”), by and between Golub Capital BDC, Inc. (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of October 28, 2019.
RECITALS
WHEREAS, Borrower and Lender desire to amend the Agreement to increase the commitment;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
1.    Amendment to the Commitment.
(a)    The definition of “Commitment” in Section 1 of the Agreement is hereby amended by deleting the amount “$40,000,000” and inserting the amount “$100,000,000” in lieu thereof.
(b)    Exhibit A of the Agreement is hereby amended in its entirety as set forth on the pages attached as Appendix A hereto.
2.    Full Force and Effect. Other than as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.
3.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
4.    Counterparts.     This Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above.

BORROWER:
GOLUB CAPITAL BDC, INC.
By: /S/ David B. Golub
Name: David B. Golub
Title: Chief Executive Officer

LENDER:
GC ADVISORS LLC
By: /S/ David B. Golub
Name: David B. Golub
Title: President

Appendix A
EXHIBIT A
PROMISSORY NOTE
October 28, 2019
U.S. $100,000,000
FOR VALUE RECEIVED, Golub Capital BDC, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of GC Advisors LLC, a Delaware limited liability company (the “Lender”), the principal amount equal to the aggregate unpaid principal amount advanced to the Borrower by the Lender under the Loan Agreement referred to below (the “Loans”) as set forth from time to time on the grid attached hereto, or on a continuation thereof (collectively, the “Grid”) (such amount not to exceed One Hundred Million Dollars (U.S. $100,000,000)), with interest accrued on the Loans as provided in the Loan Agreement on the dates and in the amounts specified in the Loan Agreement. All payments due to the Lender hereunder shall be made to the Lender at the place, in the type of funds and in the matter specified in the Loan Agreement.
The holder hereof is authorized to endorse on the Grid, the principal amount of each Loan and each payment or prepayment with respect thereto.
Presentation, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the Borrower. No delay or omission by the Lender in exercising its rights under this Note shall operate as a waiver of such rights, nor shall the exercise of any right with respect to this Note waive or preclude the later exercise of such right or any other right.
This Note evidences the Loans made under, and is entitled to the benefits of, the Revolving Loan Agreement, dated as of the date hereof, by and between the Borrower and the Lender, as the same may be amended from time to time (the “Loan Agreement”). Reference is made to the Loan Agreement for provisions relating to the prepayment and the acceleration of the maturity hereof.
This Note shall be governed by and construed in accordance with the laws of the State of New York.

GOLUB CAPITAL BDC, INC.
By: /S/ David B. Golub
Name: David B. Golub
Title: Chief Executive Officer

GRID
PROMISSORY NOTE

Date	Amount of Loan	Principal Paid or Prepaid	Unpaid Principal Amount of Note	Notation Made By

TERMINATION OF REVOLVING LOAN AGREEMENT
October 28, 2019
Reference is made to that certain revolving loan agreement (the “Revolving Loan Agreement”) dated as of February 3, 2015, by and between Golub Capital BDC, Inc. (“GBDC”), as successor by merger to Golub Capital Investment Corporation (the “GCIC”), and GC Advisors LLC (“GC Advisors”). Capitalized terms used but not defined herein shall have the meaning set forth in the Revolving Loan Agreement.
GBDC and GC Advisors hereby mutually agree to terminate the Revolving Loan Agreement. GBDC and GC Advisors hereby waive any requirement of written notice prior to such termination. All sums due and payable under the Revolving Loan Agreement (including, without limitation, the outstanding principal amount of Loans and all accrued but unpaid interest) have been paid or caused to be paid by GBDC to GC Advisors and no other amounts are scheduled to be due and payable by GBDC to GC Advisors. Such termination shall terminate all liability under the Revolving Loan Agreement on the part of GBDC and GC Advisors.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this termination, in one or more counterparts, as of the date first written above.

GOLUB CAPITAL BDC, INC.
By: /S/ David B. Golub
Name: David B. Golub
Title: Chief Executive Officer

GC ADVISORS LLC
By: /S/ David B. Golub
Name: David B. Golub
Title: President